3: FIRST FUNDS

FIRST FUNDS

Growth & Income Portfolio

Capital Appreciation Portfolio

Bond Portfolio

Intermediate Bond Portfolio

U.S. Treasury Money Market Portfolio

U.S. Government Money Market Portfolio

Municipal Money Market Portfolio

Cash Reserve Portfolio

Tennessee Tax-Free Portfolio

SUPPLEMENT DATED MAY 21, 2001 TO THE OCTOBER 28, 2000 STATEMENTS OF ADDITIONAL INFORMATION

This supplement provides new information beyond that contained in the Statements of Additional Information ("SAIs"), and should be read in conjunction with such SAIs.

The Trustees of First Funds Trust approved a $2,000 increase in Richard C. Rantzow's Trustee fee at the April 11, 2001 meeting of the Board of Trustees.

The paragraph immediately below the table with the officer and trustee information in each SAI shall be deleted in its entirety and replaced with the following language:

Each Trustee of the Trust, except Richard C. Rantzow, receives from the Trust an annual fee of $6,000 and a fee in the amount of $2,000 for attending each regularly scheduled quarterly meeting of the Trustees and $500 for each unscheduled meeting. Richard C. Rantzow receives from the Trust an annual fee of $8,000 and a fee in the amount of $2,000 for attending each regularly scheduled quarterly meeting of the Trustees and $500 for each unscheduled meeting.